UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 21, 2006


                          PLAYLOGIC ENTERTAINMENT, INC.
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           (Name of Small Business Issuer as specified in its charter)

       Delaware                         0-49649               23-3083371
---------------------------------   ----------------    ----------------------
(State or other jurisdiction        (Commission File        (I.R.S. Employer
of incorporation or organization)        Number)          Identification Number)

            Concertgebouwplein 13, 1071 ll Amsterdam, The Netherlands
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              (Address of principal executive offices and zip code)


      Company's telephone number, including area code: (011) 31-20-676-0304

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On April 21, 2006, Playlogic Entertainment, Inc. issued a press release reporting that the Company was unable to file its Annual Report on Form 10-KSB for the fiscal year 2005 with the United States Securities and Exchange Commission by the extension deadline of April 17, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 8.01 OTHER EVENTS.

     The Company postponed its 2006 Annual Meeting of Stockholders to a to-be-determined date, as more fully described in the press release attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01(C).  FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press release of Playlogic Entertainment, Inc. dated April 21, 2006.



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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              PLAYLOGIC ENTERTAINMENT, INC.



                              By:  /s/ Willem M. Smit
                                   Name: Willem M. Smit
                                   Title: President and Chief Executive Officer




Date: April 21, 2006